                                             Nations LifeGoal Growth
                                             Portfolio

      NATIONS LIFEGOAL PORTFOLIOS            Nations LifeGoal Balanced
      ------------------------------------   Growth Portfolio
      Annual report for the year ended
        March 31, 2002                       Nations LifeGoal Income
                                             and Growth Portfolio




                                            [NATIONS FUNDS LOGO]

This Report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

Nations Funds distributor: Stephens Inc., which is not affiliated with Bank of America Corporation, is not a bank, and securities offered by it are not guaranteed by any bank or insured by the FDIC. Stephens Inc., member NYSE, SIPC.

Nations Funds Investment Adviser: Banc of America Advisors, LLC.

NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

PRESIDENTS' MESSAGE
                           Dear Shareholder:

                           The 12-month period ending March 31, 2002 marked a year of remarkable volatility, uncertainty and change in the markets. The tragic events of September 11, 2001 -- a terrorist attack of unspeakable magnitude -- shocked the United States and the world, sending markets worldwide into a short-term free fall. These events helped push the already fragile U.S. economy into recession for the first time after almost a decade of uninterrupted economic growth. The debacle of Enron and new concerns about corporate accounting also caused growing investor uncertainty.

                           To aid the sagging economy and begin the recovery process from recession, the Federal Reserve Board cut interest rates a record eight times during this reporting period, bringing them to their lowest level in nearly 40 years.

                           For the 12-month period, the three major stock market indexes -- the Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Price Index (S&P 500) and Nasdaq Composite Index(1) -- had modest, positive returns. Bond results for the same period, represented by the Lehman Aggregate Bond Index(2), were more muted than the prior 12-month period. Since the start of the year 2002, however, many economic indicators suggest we may be well along the path to recovery. The growth rate of the Gross Domestic Product, for example, increased from 1.7% for the fourth quarter of 2001 to 5.8% for first quarter of 2002, the fastest growth rate in more than two years.

                           OPPORTUNITIES ABOUND
                           One strongly advised investment approach, we believe, is to remain focused on long-term investment goals and not on short-term profits or losses. Investors who see the potential in "buying low" and "selling high" may also see the opportunities that a down or volatile market may present. In our view, now may be a good time to capture value by buying -- at a discount -- stocks or bonds of some of the most widely regarded companies. During these volatile times, buying small-, mid-cap and value prospects, in our view, may be an opportunity to acquire some respected companies at a discount, and corporate bonds appear particularly attractive as credit spreads relative to Treasuries narrow.

                           DIVERSIFICATION AND DISCIPLINE
                           These past two years could not have provided a more vivid example of the importance of having a diversified investment strategy. We believe that a carefully selected portfolio of stocks and bonds is a sensible way to reduce some of the risk associated with investing, particularly during uncertain times. It takes discipline to weather market uncertainty. It may be wise for you to meet with your investment professional to review your long-term financial goals, not just during volatile times, but on a more regular, disciplined basis.

---------------

                           (1)The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing.

                           (2)The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/ Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PRESIDENTS' MESSAGE CONTINUED...

                           OUR NEAR-TERM OUTLOOK
                           While the U.S. economy suffered its first downturn in a decade, we look for more positive signs from economic indicators in the coming months, which may provide a favorable backdrop for longer-term equity returns. Interest rates seem to have stabilized, inflation is quiescent and manufacturing data is looking better. We remain cautious, however, realizing that a number of risks could impact the markets, such as the continued war on terrorism, escalating conflict within the Middle East or an increase in oil prices, which has historically been a major contributing factor to the state of global economic conditions.

                           We also continue to look for opportunities on the fixed-income side. With the improving economy, declining default rates and wider spreads, we believe high-yield and corporate bonds may look favorable.

                           INSIGHTS AND ANALYSIS
                           Please read through your annual report to see what your Nations Funds portfolio managers have to say about the markets, the economy and how your investment has fared over the past 12 months.

                           Should you have any questions or comments on your annual report, please contact your investment professional or call us at 1.800.321.7854. If you do not have an investment professional and would like us to put you in contact with one, just let us know. You can visit us online anytime at www.nationsfunds.com for the most current performance and other information about your fund.

                           Thank you for being a part of the Nations Funds family.

                           Sincerely,

                           /S/ A. MAX WALKER
                           A. MAX WALKER
                           PRESIDENT AND CHAIRMAN OF THE BOARD
                           NATIONS FUNDS



                           /S/ ROBERT H. GORDON
                           ROBERT H. GORDON
                           PRESIDENT
                           BANC OF AMERICA ADVISORS, LLC

                           March 31, 2002

TABLE OF CONTENTS

                                     ECONOMIC OVERVIEW                                               3
                                     PORTFOLIO COMMENTARY
                                     Nations LifeGoal Growth Portfolio                               5
                                     Nations LifeGoal Balanced Growth Portfolio                      9
                                     Nations LifeGoal Income and Growth Portfolio                   14
                                     FINANCIAL STATEMENTS
                                     Statements of net assets                                       19
                                     Statements of operations                                       22
                                     Statements of changes in net assets                            24
                                     Schedules of capital stock activity                            25
                                     Financial highlights                                           28
                                     Notes to financial statements                                  34
                                     Tax information                                                39
                                     Fund governance                                                40

                                  NATIONS FUNDS                         [DALBAR LOGO]
                                  RECOGNIZED FOR
                                  OUTSTANDING                           DALBAR, Inc. is a well-respected
                                  SHAREHOLDER AND                       research firm that measures
                                  INTERMEDIARY SERVICE                  customer service levels and
                                                                        establishes benchmarks in the
                                  IN RECOGNITION OF ITS COMMITMENT      financial services industry.
                                  TO PROVIDE SHAREHOLDERS AND
                                  INVESTMENT PROFESSIONALS WITH THE
                                  HIGHEST LEVEL OF SERVICE IN THE
                                  MUTUAL FUND INDUSTRY, NATIONS
                                  FUNDS RECEIVED THE DALBAR MUTUAL
                                  FUND SERVICE AWARD AND THE DALBAR
                                  KEY HONORS AWARD IN 2001.


                     [This page intentionally left blank.]

ECONOMIC OVERVIEW

BANC OF AMERICA CAPITAL MANAGEMENT*

                           THE YEAR IN REVIEW
                           Over the past year, the U.S. economy suffered its first recession in more than a decade as well as the trauma of an unprecedented attack from terrorism. The ability of the U.S. financial markets to cope with these shocks demonstrates the resilience of our economic system.

                           While stock market performance varied by investment style and sector, most measures remained relatively flat or posted gains for the 12 months ended March 31, 2002. The Standard & Poor's 500 Composite Stock Price Index** remained essentially stable, with a total return of almost 0.2%. In contrast, gains by smaller companies pushed the total return of the Russell 2000 Index*** to nearly 14%.

                           Stock market performance across industry segments diverged widely over the past year. Anticipation of an economic recovery gave a sizable boost to basic material stocks, while investors also sought the safety of the consumer staples sector. Excess capacity, however, drove the share prices of many telecommunications service companies sharply lower.

                           The fixed-income markets faced pressure from rising long-term interest rates in early 2002, yet still managed to post a moderate return over the 12 months ending March 31, 2002. U.S. Treasury securities achieved a 3% return, as measured by the Lehman U.S. Treasury Index.+ Meanwhile, the Lehman Corporate Bond Index++ recorded a 5% gain.

                           After the longest expansion in U.S. history, the U.S. economy slipped into recession in March 2001, according to the Business Cycle Dating Committee of the National Bureau of Economic Research. The prior year's tightening of monetary policy, higher energy costs and the contraction in the stock market all acted to slow the economy, especially the "hard-hit" manufacturing sector. The September 11, 2001 terrorist attacks extended the downturn to other sectors, such as travel and tourism.

                           By historical standards, the past year's recession has been relatively short and mild. Real Gross Domestic Product (GDP) declined in only one quarter, the July through September 2001 period. Housing remained strong throughout the downturn and

---------------

                           *Banc of America Capital Management is the investment management group of Bank of America, N.A. and includes Banc of America Capital Management, LLC, investment sub-adviser to many Nations Funds, and other non-bank affiliates of Bank of America.

                           **The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ***The Russell 2000 Index is an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +The Lehman U.S. Treasury Index is an index consisting of U.S. Treasury debt obligations and is generally considered to be representative of U.S. Treasury market activity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ++The Lehman Corporate Bond Index is an unmanaged market value-weighted index of investment- grade corporate fixed-rate debt issues with maturities of one year or more. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source of all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW CONTINUED...

                           consumer spending held up relatively well. However, corporate profits plunged and businesses slashed their capital spending budgets.

                           As 2001 drew to a close, forces were converging to produce an economic upswing in 2002. Eleven interest-rate cuts by the Federal Reserve Board (the "Fed") combined with tax cuts and increases in federal spending helped to refuel the U.S. economic engine. Meanwhile, businesses reacted quickly by bringing inventories in line with demand, and Americans displayed a remarkable ability to recover from last September's shock.

                           THE YEAR AHEAD
                           Recent economic statistics indicate that the recession has ended and an economic recovery has taken hold. With companies no longer able to fill sales with goods already on the shelf, production and real GDP turned sharply higher in the first quarter. Although significant risks persist, we believe the recovery should continue over the balance of 2002.

                           We also believe a gradual improvement in the job market, personal income gains and rising home equity values should support a further rise in consumer spending. Companies have been reluctant to increase their spending on technology products and other capital goods, but by the latter part of 2002 we believe many companies could grow more confident in a sustained economic recovery. Some improvement in operating margins and higher sales volumes, we feel, would allow profits to rebound over the next few quarters.

                           Favorable long-term productivity trends remain intact, which we believe should put the economy on track for expansion in 2002. We anticipate that the Fed will raise interest rates from today's extraordinarily low levels to keep inflation in check. However, even by year-end, interest rates may continue to be at moderate levels.

                           Looking ahead, investors may continue to face formidable risks that have recently been exacerbated by the worldwide war against terrorism and violence in the Middle East. Valuation levels also may remain a constraint. Yet, we believe that the fundamentals of the U.S. economy remain strong and the U.S. appears to be leading the rest of the world into recovery.

                           LYNN REASER, PH.D.
                           CHIEF ECONOMIST AND SENIOR MARKET STRATEGIST
                           BANC OF AMERICA CAPITAL MANAGEMENT

                           March 31, 2002

NATIONS LIFEGOAL

GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Portfolio is managed
by the Investment
Strategies Team of Banc of
America Capital
Management, LLC,
investment sub-adviser to
the Portfolio.

INVESTMENT OBJECTIVE
The Portfolio seeks
capital appreciation
through exposure to a
variety of equity market
segments.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations LifeGoal Growth
Portfolio Investor A
Shares provided
shareholders with a total
return of 3.04%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS LIFEGOAL GROWTH PORTFOLIO'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations LifeGoal Growth Portfolio is diversified among other Nations Funds equity mutual funds in seeking to provide exposure to various equity market segments both domestically and internationally. Total return advantages are sought through the strong performance of the individual Nations Funds portfolios relative to their benchmarks. Additional performance enhancement is sought through active allocation, emphasizing the funds and asset classes thought to have the most attractive attributes given the current investment environment. Long-term capital appreciation is the Portfolio's primary objective.

                           HOW DID THE PORTFOLIO PERFORM THROUGH THE ECONOMIC AND MARKET CONDITIONS OF THE LAST 12 MONTHS?

                           The last twelve months were an economically tumultuous time causing tremendous volatility for the world's capital markets. Equity markets were struggling through the summer of last year as the world's economies slowed in a synchronized fashion. Finally, the severe shock of the September 11, 2001 terrorist attacks pushed the U.S. economy over the edge into recession.

                           The Federal Reserve Board along with other central banks throughout the world aggressively lowered interest rates in an attempt to buffer the economic malaise and set the stage for recovery in 2002. By the end of March this year, it became apparent that the U.S. economy was emerging from its negative bias.

                           The equity markets endured dramatic swings in volatility, dropping precipitously following September 11, 2001, but then rebounding with vigor to end 2001. The U.S. stock market was unable to extend the year-end gains burdened by the collapse of Enron and concerns of accounting irregularities that mask the true earnings of a company.

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           BECAUSE SMALLER COMPANIES OFTEN HAVE NARROWER MARKETS AND LIMITED
                           FINANCIAL RESOURCES, AND THEIR STOCKS ARE NOT AS ACTIVELY TRADED AS LARGE
                           COMPANY STOCKS, THEIR SHARE PRICES WILL BE MORE VOLATILE.

                           INTERNATIONAL INVESTMENT MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN
                           TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN
                           FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED
                           WITH FUTURE POLITICAL DEVELOPMENTS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS LIFEGOAL

GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY continued


                           During much of the last 12-months, many investors preferred the relative safety of high-quality fixed income investments to the volatile stock market.

                           The diversified style of investing worked to the benefit of Nations LifeGoal Growth Portfolio, which recorded a positive 3.04% for the 12-months ended March 31, 2002. That compares to the annual return of 0.16% for the broad Standard & Poor's 500 Composite Stock Price Index*** and a more difficult 8.08% drop for the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index&.

                           IN BROAD TERMS, HOW DID THE VARIOUS ASSET CLASSES PERFORM DURING THE LAST 12 MONTHS?

                           In a volatile equity environment, some segments of the equity markets fared better than others. Stocks with value-oriented characteristics and smaller-company stocks recorded positive returns for the year compared to the negative performance in the bigger company and growth-oriented stocks.

                           International equities generally lagged their U.S. counterparts for the year, in part because of the continued strong U.S. dollar and its adverse affect on U.S. investors that hold foreign denominated securities.

                           DESCRIBE THE ASSET ALLOCATION PROCESS AND HOW THE PORTFOLIO WAS ALLOCATED AT THE BEGINNING OF THE REPORTING PERIOD.

                           The Portfolio's allocation to large-capitalization domestic stock funds is targeted to fall between 30% and 70% of its assets. Allocations to small- and mid-capitalization domestic stock funds range from 10% to 30% in each category. For added growth potential, the Portfolio may invest between 10% and 35% of its assets in international stock funds, including emerging markets funds.

                           The long-term allocation of Nations LifeGoal Growth Portfolio seeks to maximize the potential return for the amount of expected risk or volatility. When the team believes certain asset classes, or segments within an asset class, become substantially mispriced relative to historical patterns, the Portfolio is reallocated to try to avoid some of the increased risk or take advantage of the increased opportunity.

                           The period began with the Portfolio allocated 50% in large-company stock funds, 10% in mid-cap and 20% in small-cap stock funds. International equities comprised 20% of the total Portfolio of which a small 3% slice was allocated to international emerging markets.

---------------

                           ***The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.
 6

NATIONS LIFEGOAL

GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY continued



                           WHAT ADJUSTMENTS WERE MADE TO THE PORTFOLIO, IF ANY, AS A RESULT OF THE STOCK MARKET VOLATILITY DURING THE REPORTING PERIOD?

                           An adjustment was made late September of 2001, reducing the small-cap stock allocation to 10% and increasing the exposure to large-cap value by 10%. The change was intended to neutralize the overweight in the riskier small-cap asset class in favor of the generally less volatile value-oriented stocks given the effects of September 11, 2001 and its negative impact on economic prospects.

                           Early in February of 2002, a second adjustment was made to the Portfolio's allocation. A new 7% allocation was made to Nations MidCap Value Fund as a complement to the existing Nations MidCap Growth Fund.

                           WHICH ASSET ALLOCATION DECISIONS PROVED TO BE FAVORABLE TO PORTFOLIO PERFORMANCE DURING THE LAST 12 MONTHS?

                           In times of heightened risk, the diversified nature of Nations LifeGoal Growth Portfolio acts to buffer the volatility in any one asset class. The diversified exposure to value-oriented equities, small-company investments and emerging markets through Nations Value Fund, Nations Small Company Fund and Nations Emerging Markets Fund contributed to the Portfolio's overall positive performance.

                           WHICH ASSET ALLOCATION DECISIONS PROVED TO BE UNFAVORABLE TO PORTFOLIO PERFORMANCE DURING THE LAST 12 MONTHS?

                           The modest adjustment made to the Portfolio following the terrorist attack on September 11, 2001 as described previously, did achieve the intended effect of controlling the Portfolio's marginal volatility. A slight incremental return was sacrificed, however, as small-cap stocks performed well during the emerging recovery.

                           HOW IS THE PORTFOLIO CURRENTLY ALLOCATED?&&

                           We believe the stock funds are well diversified across equity style, market capitalization and world markets. The three large-cap funds represent about 60% of the overall Portfolio. Mid- and small-sized company funds make up 24% of the Portfolio, with another 16% allocated to international equity stocks.

                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

                           We believe the economic recovery's momentum is evident in a number of indicators and provides an optimistic outlook for the potential for positive stock returns in the coming quarters. The gains will not come easy though, as the investing environment continues to be challenging, given the ongoing war against terrorism, the intensified conflict in the Middle East and concerns regarding the pace of economic recovery. While we believe positive stock returns may be likely, valuations are still at lofty levels relative to history, which leaves the U.S. market susceptible to weakness if the recovery falls short of expectations. International economies, we believe, may also gather momentum as the year progresses, helping to improve the prospect for positive stock returns worldwide.

---------------

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS LIFEGOAL
GROWTH PORTFOLIO

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                             NATIONS LIFEGOAL GROWTH PORTFOLIO     STANDARD & POOR'S 500 INDEX
                                                             ---------------------------------     ---------------------------
Oct. 15 1996                                                                9425                              10000
1996                                                                        9755                              10590
1997                                                                       11176                              14122
1998                                                                       12589                              18161
1999                                                                       15813                              21980
2000                                                                       16540                              19980
2001                                                                       14167                              17606
Mar. 31 2002                                                               14646                              17639

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                             NATIONS LIFEGOAL GROWTH PORTFOLIO     STANDARD & POOR'S 500 INDEX
                                                             ---------------------------------     ---------------------------
Oct. 15 1996                                                             10000.00                            10000.00
1996                                                                     10350.00                            10590.00
1997                                                                     11858.00                            14122.00
1998                                                                     13357.00                            18161.00
1999                                                                     16778.00                            21980.00
2000                                                                     17549.00                            19980.00
2001                                                                     15031.00                            17606.00
Mar. 31 2002                                                             15540.00                            17639.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (10/15/96 through
      3/31/02)              8.41%     7.25%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations LifeGoal Growth Portfolio from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Primary B, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

Nations LifeGoal Growth Portfolio's Primary A, Investor A and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                                                   INVESTOR A              INVESTOR B              INVESTOR C
                                  PRIMARY A      PRIMARY B      NAV**       MOP*       NAV**      CDSC***      NAV**      CDSC***
Inception date                    10/15/96       9/19/97            10/15/96                8/12/97                 10/15/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                  3.30%          2.63%        3.04%      -2.85%      2.25%      -2.75%       2.16%       1.16%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                             4.66%          4.24%        4.51%       2.47%      3.70%       2.89%       3.66%       3.66%
5 YEARS                             8.95%             --        8.80%       7.51%        --           --       7.96%       7.96%
SINCE INCEPTION                     8.56%          4.76%        8.41%       7.25%      4.68%       4.36%       7.64%       7.64%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.
 8

NATIONS LIFEGOAL BALANCED

GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Portfolio is managed
by the Investment
Strategies Team of Banc of
America Capital
Management, LLC,
investment sub-adviser to
the Portfolio.

INVESTMENT OBJECTIVE
The Portfolio seeks total
return through a balanced
portfolio of equity and
fixed income securities.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations LifeGoal Balanced
Growth Portfolio Investor
A Shares provided
shareholders with a total
return of 4.52%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS LIFEGOAL BALANCED GROWTH PORTFOLIO'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations LifeGoal Balanced Growth Portfolio is diversified among other Nations Funds equity and fixed income mutual funds in seeking to provide exposure to various market segments both domestically and internationally. Total return advantages are sought through the strong performance of the individual Nations Funds portfolios relative to their benchmark. Additional performance enhancement is sought through active allocation, emphasizing the funds and asset classes thought to have the most attractive attributes given the current investment environment. The Portfolio's primary objective is total return performance, which is sought through a balance of long-term capital appreciation from equities and the stabilizing characteristics of fixed income investments.

                           HOW DID THE PORTFOLIO PERFORM THROUGH THE ECONOMIC AND MARKET CONDITIONS OF THE LAST 12 MONTHS?

                           The last twelve months were an economically tumultuous time causing tremendous volatility for the world's capital markets. Equity markets were struggling through the summer of last year as the world's economies slowed in a synchronized fashion. Finally the severe shock of the September 11, 2001 terrorist attacks pushed the U.S. economy over the edge into recession.

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. Source for all statistical data -- Banc of America Capital Management, LLC.

                           BECAUSE SMALLER COMPANIES OFTEN HAVE NARROWER MARKETS AND LIMITED
                           FINANCIAL RESOURCES, AND THEIR STOCKS ARE NOT AS ACTIVELY TRADED AS LARGE
                           COMPANY STOCKS, THEIR SHARE PRICES WILL BE MORE VOLATILE.

                           INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN
                           TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN
                           FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED
                           WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

                           INVESTING IN HIGHER-YIELDING, LOWER-RATED CORPORATE BONDS (COMMONLY
                           KNOWN AS "JUNK BONDS") HAS A GREATER RISK OF PRICE FLUCTUATION AND LOSS
                           OF PRINCIPAL AND INCOME THAN U.S. GOVERNMENT
                           SECURITIES SUCH AS
                           U.S. TREASURY BONDS AND BILLS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS LIFEGOAL BALANCED

GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY* continued


                           The Federal Reserve Board along with other central banks throughout the world aggressively lowered interest rates in an attempt to buffer the economic malaise and set the stage for recovery in 2002. By the end of March this year, it became apparent that the U.S. economy was emerging from its negative bias.

                           The equity markets endured dramatic swings in volatility, dropping precipitously following September 11, 2001, but then rebounding with vigor to end 2001. The U.S. stock market was unable to extend the year-end gains burdened by the collapse of Enron and concerns of accounting irregularities that mask the true earnings of a company.

                           During much of the last 12 months, many investors preferred the relative safety of high quality fixed-income investments to the volatile stock market.

                           The diversified style of investing benefited Nations LifeGoal Balanced Growth Portfolio, which recorded a positive 4.52% for the 12 months ended March 31, 2002. That compares to the annual return of 0.16% for the broad Standard & Poor's 500 Composite Stock Price Index,*** a more difficult 8.08% drop for the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index,& but a stronger 5.16% for the Lehman Intermediate Government/Credit Index.&&

                           IN BROAD TERMS, HOW DID THE VARIOUS ASSET CLASSES PERFORM DURING THE LAST 12 MONTHS?

                           In times of turmoil, the safest asset classes tend to perform the best, as was the case for much of last year. The highest quality segment of the bond market weathered the difficult investing environment with positive returns for the year. Even the riskier high-yield bond segment was able to post an annual return around 3.0%.

                           In a volatile equity environment, some segments of the equity markets fared better than others. Stocks with value-oriented characteristics and smaller company stocks recorded positive returns for the year compared to the negative performance in the bigger company and growth-oriented stocks.

---------------

                           ***The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance shown represents past performance and is not predictive of future results and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

                           &The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

                           &&Lehman U.S. Intermediate Government/Credit Index is the intermediate component of the U.S. Government/Credit Index. The Government Index is an unmanaged index which includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guarantees by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The index does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.
 10

NATIONS LIFEGOAL BALANCED

GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY continued



                           International equities generally lagged their U.S. counterparts for the year, in part because of the continued strong U.S. dollar and its adverse affect on U.S. investors that hold foreign denominated securities.

                           DESCRIBE THE ASSET ALLOCATION PROCESS AND HOW THE PORTFOLIO WAS ALLOCATED AT THE BEGINNING OF THE REPORTING PERIOD.

                           The Portfolio's overall asset allocation to stocks is targeted to fall between 40% and 70% and is globally diversified across style and market capitalization. Bond allocations are intended to fall between 35% and 60% with a bias to high quality securities.

                           The long-term allocation of Nations LifeGoal Balanced Growth Portfolio seeks to maximize the potential return for the amount of expected risk or volatility. When the team believes certain asset classes, or segments within an asset class, become substantially mispriced relative to historical patterns, the Portfolio is reallocated to try to avoid some of the increased risk, or take advantage of the increased opportunity.

                           At the beginning of the reporting period, half the Portfolio was invested in stocks and the other half in bonds. Equity investments were diversified with domestic representation in large-, mid- and small-capitalization stocks, including growth and value management styles, as well as a 10% allocation in international equities.

                           Likewise, the bond investments were diversified with 40% in high quality government and corporate securities with an additional 10% allocation to high-yield bonds.

                           WHAT ADJUSTMENTS WERE MADE TO THE PORTFOLIO, IF ANY, AS A RESULT OF THE STOCK MARKET VOLATILITY DURING THE REPORTING PERIOD?

                           An adjustment was made late September of 2001, reducing both small-cap stock and high-yield bond exposure from 10% to 5%. While the overall stock/bond allocation remained the same, the change was intended to neutralize the overweight in what we believed were the riskier asset classes given the effects of September 11, 2001 and its negative impact on economic prospects.

                           Early in February of 2002 a second adjustment was made to the Portfolio's allocation. Signs of economic improvement were increasing, as was the prospect for stocks to resume their normal tendency to outperform bonds. In response, the equity allocation was modestly increased by 10% so that stock holdings increased to 60% of the overall Portfolio. The incremental allocation to equities was evenly divided and used to establish new positions in Nations MidCap Value Fund and Nations Strategic Growth Fund.

                           WHICH ASSET ALLOCATION DECISIONS PROVED TO BE FAVORABLE TO PORTFOLIO PERFORMANCE DURING THE LAST 12 MONTHS?

                           Given the volatility of the equity markets world wide, the long-term commitment to fixed income investments in Nations LifeGoal Balanced Growth Portfolio helped achieve positive returns in a difficult environment. The diversified exposure to value-oriented equities and small company investments through Nations Value Fund and Nations Small Company Fund contributed to the Portfolio's overall positive performance.

NATIONS LIFEGOAL BALANCED

GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY continued


                           WHICH ASSET ALLOCATION DECISIONS PROVED TO BE UNFAVORABLE TO PORTFOLIO PERFORMANCE DURING THE LAST 12 MONTHS?

                           The modest adjustment made to the Portfolio following the terrorist attacks on September 11, 2001, as described previously, did achieve the intended effect of seeking to control the Portfolio's marginal volatility. A slight incremental return was sacrificed, however, as small-cap stocks and high-yield bonds performed well during the emerging recovery.

                           HOW IS THE PORTFOLIO CURRENTLY ALLOCATED?&&&

                           The Portfolio is invested 60% in stocks and 40% in bonds.

                           We believe the stocks are well diversified across equity style, market capitalization and world markets. Within the stock investments, the three large-cap funds represent about 35% of the overall Portfolio. Mid- and small-sized company funds make up 15% of the Portfolio with another 10% allocated to international equity funds.

                           High quality government and corporate securities representing 32% of the overall Portfolio are invested in Nations Bond Fund. A smaller 8% allocation is divided equally between Nations High Yield Bond Fund and Nations International Bond Portfolio.

                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

                           We believe the economic recovery's momentum is evident in a number of indicators and provides an optimistic outlook for the potential for positive stock returns in the coming quarters. The gains will not come easy though, as the investing environment continues to be challenging, given the ongoing war against terrorism, the intensified conflict in the Middle East and concerns regarding the pace of economic recovery. While we believe positive stock returns may be likely, valuations are still at lofty levels relative to history, which leaves the U.S. market susceptible to weakness if the recovery falls short of expectations. International economies, we believe, may also gather momentum as the year progresses, helping to improve the prospect for positive stock returns worldwide.

                           We also believe that the bond market could continue to provide a stabilizing force for the capital markets in uncertain times. Excluding the pressure from higher oil prices, inflation could remain subdued, which can be a constructive backdrop for fixed-income investments.

---------------

                           &&&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 12

NATIONS LIFEGOAL
BALANCED GROWTH PORTFOLIO

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                NATIONS LIFEGOAL BALANCED     LEHMAN AGGREGATE BOND
                                                    GROWTH PORTFOLIO                  INDEX                   S&P 500 INDEX
                                                -------------------------     ---------------------           -------------
Oct. 15 1996                                               9425                       10000                       10000
1996                                                       9657                       10300                       10590
1997                                                      10739                       11294                       14122
1998                                                      11990                       12275                       18161
1999                                                      13714                       12175                       21980
2000                                                      14668                       13591                       19980
2001                                                      14203                       14738                       17606
Mar. 31 2002                                              14524                       14751                       17639

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                NATIONS LIFEGOAL BALANCED     LEHMAN AGGREGATE BOND
                                                    GROWTH PORTFOLIO                  INDEX                   S&P 500 INDEX
                                                -------------------------     ---------------------           -------------
Oct. 15 1996                                              10000                       10000                       10000
1996                                                      10246                       10300                       10590
1997                                                      11394                       11294                       14122
1998                                                      12722                       12275                       18161
1999                                                      14551                       12175                       21980
2000                                                      15563                       13591                       19980
2001                                                      15069                       14738                       17606
Mar. 31 2002                                              15410                       14751                       17639


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (10/15/96 through
      3/31/02)              8.25%     7.08%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations LifeGoal Balanced Growth Portfolio from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Figures for the Lehman Aggregate Bond Index, which is an unmanaged index comprised of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities, include reinvestment of dividends. The Indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Primary B, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

Nations LifeGoal Balanced Growth Portfolio's Primary A, Investor A and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                                                   INVESTOR A              INVESTOR B              INVESTOR C
                                  PRIMARY A      PRIMARY B      NAV**       MOP*       NAV**      CDSC***      NAV**      CDSC***
Inception date                    10/15/96       8/4/97             10/15/96                8/13/97                 10/15/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                  4.65%          4.14%        4.52%      -1.48%      3.62%      -1.38%       3.66%       2.66%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                             6.53%          6.01%        6.31%       4.23%      5.49%       4.62%       5.47%       5.47%
5 YEARS                             9.05%             --        8.85%       7.56%        --           --       8.21%       8.21%
SINCE INCEPTION                     8.44%          6.75%        8.25%       7.08%      6.46%       6.13%       7.67%       7.67%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

NATIONS LIFEGOAL INCOME AND

GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Portfolio is managed
by the Investment
Strategies Team of Banc of
America Capital
Management, LLC,
investment sub-adviser to
the Portfolio.

INVESTMENT OBJECTIVE
The Portfolio seeks
current income and modest
growth to protect against
inflation and to preserve
purchasing power.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations LifeGoal Growth
Portfolio Investor A
Shares provided
shareholders with a total
return of 3.56%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS LIFEGOAL INCOME AND GROWTH PORTFOLIO'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations LifeGoal Income and Growth Portfolio is diversified among other Nations Funds fixed income and equity mutual funds in seeking to provide exposure to various market segments both domestically and internationally. Total return advantages with an income bias are sought through the strong performance of the individual Nations Funds portfolios relative to their benchmark. Additional performance enhancement is sought through active allocation, emphasizing the Nations Funds and asset classes thought to have the most attractive attributes given the current investment environment. The Portfolio's primary objective is for relatively stable performance and income generation, complemented with some potential for appreciation.

                           HOW DID THE PORTFOLIO PERFORM THROUGH THE ECONOMIC AND MARKET CONDITIONS OF THE LAST 12 MONTHS?

                           The last twelve months were an economically tumultuous time causing tremendous volatility for the world's capital markets. Equity markets were struggling through the summer of last year as the world's economies slowed in a synchronized fashion. Finally the severe shock of the September 11, 2001 terrorist attacks pushed the U.S. economy over the edge into recession.

---------------
                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           BECAUSE SMALLER COMPANIES OFTEN HAVE NARROWER MARKETS AND LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS ARE NOT AS ACTIVELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICES WILL BE MORE VOLATILE.

                           INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

                           INVESTING IN HIGHER-YIELDING, LOWER-RATED CORPORATE BONDS (COMMONLY KNOWN AS "JUNK BONDS") HAS A GREATER RISK OF PRICE FLUCTUATION AND LOSS OF PRINCIPAL AND INCOME THAN U.S. GOVERNMENT SECURITIES SUCH AS U.S. TREASURY BONDS AND BILLS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS LIFEGOAL INCOME AND

GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY continued



                           The Federal Reserve Board (the "Fed") along with other central banks throughout the world aggressively lowered interest rates in an attempt to buffer the economic malaise and set the stage for recovery in 2002. By the end of March this year, it became apparent that the U.S. economy was emerging from its negative bias.

                           The equity markets endured dramatic swings in volatility, dropping precipitously following the September 11, 2001 but then rebounding with vigor to end 2001. The U.S. stock market was unable to extend the year-end gains burdened by the collapse of Enron and concerns of accounting irregularities that mask the true earnings of a company. During much of the last 12 months, investors preferred the relative safety of high-quality fixed income investments to the volatile stock market.

                           The diversification benefits and emphasis on high-quality fixed income investments enabled Nations LifeGoal Income and Growth Portfolio to record a positive 3.56% for the 12 months ended March 31, 2002. That compares to the annual return of 0.16% for the broad Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index),*** a more difficult 8.08% drop for the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index,& but a stronger 5.16% for the Lehman Intermediate Government/Credit Bond Index.&&

                           IN BROAD TERMS, HOW DID THE VARIOUS ASSET CLASSES PERFORM DURING THE LAST 12 MONTHS?

                           In times of turmoil, the safest asset classes tend to perform the best, as was the case for much of last year. The highest-quality segment of the bond market weathered the difficult investing environment with positive returns for the year. Even the riskier high-yield bond segment was able to post an annual return around 3.0%.

                           In a volatile equity environment, some segments of the equity markets fared better than others. Stocks with value-oriented characteristics and smaller-company stocks recorded positive returns for the year compared to the negative performance in the bigger company and growth-oriented stocks.

                           International equities generally lagged their U.S. counterparts for the year, in part because of the continued strong U.S. dollar and its adverse effect on U.S. investors that hold foreign denominated securities.

---------------

                           ***The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

                           &&Lehman U.S. Intermediate Government/Credit Index is the intermediate component of the U.S. Government/Credit Index. The Government Index is an unmanaged index which includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guarantees by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The index does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

NATIONS LIFEGOAL INCOME AND

GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY continued


                           DESCRIBE THE ASSET ALLOCATION PROCESS AND HOW THE PORTFOLIO WAS ALLOCATED AT THE BEGINNING OF THE REPORTING PERIOD.

                           The Portfolio's overall asset allocation to stocks is targeted to fall between 15% and 35% and is globally diversified across style and market capitalization. Bond allocations are intended to fall between 65% and 85% with a bias to high quality securities. Up to 10% of the portfolio may be invested in less than investment grade quality bonds to enhance return potential.

                           The long-term asset allocation of Nations LifeGoal Income and Growth Portfolio seeks to maximize the potential return while managing the amount of expected risk or volatility with a bias toward fixed income investments. When the team believes certain asset classes, or segments within an asset class, become substantially mispriced relative to historical patterns, the Portfolio is reallocated to try to avoid some of the increased risk or take advantage of the increased opportunity.

                           The period began with the Portfolio allocated 70% in high quality bond funds with an additional 5% allocation to higher-risk, high-yield bonds. Stocks comprised 25% of the overall allocation with 5% of the stock exposure in an international equity fund.

                           WHAT ADJUSTMENTS WERE MADE TO THE PORTFOLIO, IF ANY, AS A RESULT OF THE STOCK MARKET VOLATILITY DURING THE REPORTING PERIOD?

                           In the year leading up to the Spring of 2001, the S&P 500 Index had dropped more than 20% in value and the technology-dominated Nasdaq Composite Index&&& fell nearly 60%. Following such a significant decline, in our opinion the opportunity for stock market stability was increasing, especially given the positive effects anticipated from the aggressive interest rate cuts initiated by the Fed in early 2001. Given the improving outlook, the equity allocation was modestly increased by 5% so that overall stocks made up 30% of the overall Portfolio.

                           A second adjustment was made in late September of last year, reducing the small-cap stock exposure from 5% to 3% and reducing the high-yield bond exposure from 10% to 5%. While the overall stock/bond allocation remained the same, the change was intended to neutralize the overweight in the riskier asset classes given the effects of September 11, 2001 and its negative impact on economic prospects.

                           WHICH ASSET ALLOCATION DECISIONS PROVED TO BE FAVORABLE TO PORTFOLIO PERFORMANCE DURING THE LAST 12 MONTHS?

                           Given the volatility of the equity markets world wide, the long-term commitment to fixed income investments in Nations LifeGoal Income and Growth Portfolio helped achieve positive returns in a difficult environment. The diversified exposure to value-oriented equities and small-company investments through Nations Value Fund and Nations Small Company Fund contributed to the Portfolio's overall positive performance.

---------------

                           &&&The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.
 16

NATIONS LIFEGOAL INCOME AND

GROWTH PORTFOLIO

INVESTMENT STRATEGIES TEAM COMMENTARY continued



                           WHICH ASSET ALLOCATION DECISIONS PROVED TO BE UNFAVORABLE TO PORTFOLIO PERFORMANCE DURING THE LAST 12 MONTHS?

                           The modest adjustment made to the Portfolio following the terrorist attacks on September 11, 2001 as described previously, did achieve the intended effect of seeking to controlling the Portfolio's marginal volatility. A slight incremental return was sacrificed, however, as small-cap stocks and high-yield bonds performed well during the emerging recovery.

                           HOW IS THE PORTFOLIO CURRENTLY ALLOCATED?&&&&

                           The Portfolio is invested 70% in bonds and 30% in stocks.

                           High-quality government and corporate securities representing 65% of the overall Portfolio are invested in Nations Bond Fund and Nations Short-Term Income Fund. A smaller 5% is allocated to Nations High Yield Bond Fund.

                           We believe the stock investments are well diversified across equity style, market capitalization and world markets. Within the stock investments, we believe Nations Value Fund and Nations International Value Fund may provide diversification and stability, complementing Nations Blue Chip Fund and the more aggressive Nations Small Company Fund. Domestically traded large-company stocks represent 22% of the Portfolio, while smaller companies represent 3% and international equity exposure is 5% of the total allocation.

                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

                           We believe the economic recovery's momentum is evident in a number of indicators and provides an optimistic outlook for the potential for positive stock returns in the coming quarters. The gains will not come easy though, as the investing environment continues to be challenging, given the ongoing war against terrorism, the intensified conflict in the Middle East and concerns regarding the pace of economic recovery. While we believe positive stock returns may be likely, valuations are still at lofty levels relative to history, which leaves the U.S. market susceptible to weakness if the recovery falls short of expectations. International economies, we believe, may also gather momentum as the year progresses, helping to improve the prospect for positive stock returns worldwide.

                           We also believe that the bond market could continue to provide a stabilizing force for the capital markets in uncertain times. Excluding the pressure from higher oil prices, inflation could remain subdued, which can be a constructive backdrop for fixed income investments.

---------------

                           &&&&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS LIFEGOAL
INCOME AND GROWTH PORTFOLIO

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                 NATIONS LIFEGOAL INCOME      LEHMAN AGGREGATE BOND
                                                  AND GROWTH PORTFOLIO                INDEX                   S&P 500 INDEX
                                                 -----------------------      ---------------------           -------------
Oct. 15 1996                                               9425                       10000                       10000
1996                                                       9618                       10300                       10590
1997                                                      10435                       11294                       14122
1998                                                      11492                       12275                       18161
1999                                                      13140                       12175                       21980
2000                                                      12896                       13591                       19980
2001                                                      13203                       14738                       17606
Mar. 31 2001                                              13275                       14751                       17639

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                 NATIONS LIFEGOAL INCOME      LEHMAN AGGREGATE BOND
                                                  AND GROWTH PORTFOLIO                INDEX                   S&P 500 INDEX
                                                 -----------------------      ---------------------           -------------
Oct. 15 1996                                              10000                       10000                       10000
1996                                                      10205                       10300                       10590
1997                                                      11072                       11294                       14122
1998                                                      12193                       12275                       18161
1999                                                      13942                       12175                       21980
2000                                                      13683                       13591                       19980
2001                                                      14009                       14738                       17606
Mar. 31 2002                                              14085                       14751                       17639


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (10/15/96 through
      3/31/02)              6.48%     5.33%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations LifeGoal Income and Growth Portfolio from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Figures for the Lehman Aggregate Bond Index, which is an unmanaged index comprised of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities, include reinvestment of dividends. The Indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

Nations LifeGoal Income and Growth Portfolio's Primary A, Investor A and Investor C Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                                              INVESTOR A              INVESTOR B              INVESTOR C
                                            PRIMARY A      NAV**       MOP*       NAV**      CDSC***      NAV**      CDSC***
Inception date                              10/15/96           10/15/96                 8/7/97                 10/15/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                             3.83%       3.56%      -2.43%      2.77%      -2.21%       2.77%       1.77%
---------------------------------------------------------------------------------------------------------------------------------
3 YEARS                                        4.45%       4.27%       2.25%      3.52%       2.62%       3.46%       3.46%
5 YEARS                                        6.72%       6.55%       5.30%        --           --       5.78%       5.78%
SINCE INCEPTION                                6.64%       6.48%       5.33%      4.74%       4.38%       5.77%       5.77%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.
 18

NATIONS FUNDS

Nations LifeGoal Growth Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2002


                                                                          VALUE
  SHARES                                                                  (000)
---------------------------------------------------------------------------------
             INVESTMENT COMPANY SECURITIES -- 99.7%
   249,199   Nations Emerging Markets Fund, Primary A Class...........   $  2,614
 1,061,735   Nations International Value Fund, Primary A Class........     17,699
 1,530,552   Nations Marsico Focused Equities Fund, Primary A Class...     24,290
   634,479   Nations MidCap Growth Fund, Primary A Class..............      8,381
   786,704   Nations MidCap Value Fund, Primary A Class...............      8,905
   816,205   Nations Small Company Fund, Primary A Class..............     12,300
   678,519   Nations Strategic Growth Fund, Primary A Class...........      8,380
 3,499,289   Nations Value Fund, Primary A Class......................     41,852
                                                                         --------
             TOTAL INVESTMENT COMPANY SECURITIES
               (Cost: $130,856).......................................    124,421
                                                                         --------
             TOTAL INVESTMENTS
               (Cost $130,856*)................................   99.7%   124,421
                                                                         --------
             OTHER ASSETS AND LIABILITIES (NET)................    0.3%
             Receivable for Fund shares sold..........................   $    528
             Payable for Fund shares redeemed.........................        (26)
             Investment advisory fee payable..........................        (70)
             Shareholder servicing and distribution fees payable......        (79)
                                                                         --------
             TOTAL OTHER ASSETS AND LIABILITIES (NET).................        353
                                                                         --------
             NET ASSETS........................................  100.0%  $124,774
                                                                         ========
             NET ASSETS CONSIST OF:
             Accumulated net realized loss on investments sold........   $(12,675)
             Net unrealized depreciation of investments...............     (6,435)
             Paid-in capital..........................................    143,884
                                                                         --------
             NET ASSETS...............................................   $124,774
                                                                         ========


                                                                          VALUE
---------------------------------------------------------------------------------
             PRIMARY A SHARES:
             Net asset value, offering and redemption price per share
               ($75,284,156 / 7,050,782 shares outstanding)...........     $10.68
                                                                         ========
             PRIMARY B SHARES:
             Net asset value, offering and redemption price per share
               ($7,442 / 700 shares outstanding)......................     $10.63
                                                                         ========
             INVESTOR A SHARES:
             Net asset value and redemption price per share
               ($16,967,206 / 1,589,130 shares outstanding)...........     $10.68
                                                                         ========



             Maximum sales charge.....................................      5.75%
             Maximum offering price per share.........................     $11.33



             INVESTOR B SHARES:
             Net asset value and offering price per share&
               ($29,079,129 / 2,780,742 shares outstanding)...........     $10.46
                                                                         ========
             INVESTOR C SHARES:
             Net asset value and offering price per share&
               ($3,436,140 / 330,330 shares outstanding)..............     $10.40
                                                                         ========

---------------

*Federal income tax information (see Note 7).

&The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations LifeGoal Balanced Growth Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2002


                                                                          VALUE
  SHARES                                                                  (000)
---------------------------------------------------------------------------------
             INVESTMENT COMPANY SECURITIES -- 99.9%
   926,724   International Bond Portfolio,............................   $  9,295
 7,691,958   Nations Bond Fund, Primary A Class.......................     74,304
 1,068,566   Nations High Yield Bond Fund, Primary A Class............      9,467
 1,534,987   Nations International Value Fund, Primary A Class........     25,588
 1,547,583   Nations Marsico Focused Equities Fund, Primary A Class...     24,560
   916,476   Nations MidCap Growth Fund, Primary A Class..............     12,107
 1,137,445   Nations MidCap Value Fund, Primary A Class...............     12,876
   825,216   Nations Small Company Fund, Primary A Class..............     12,436
   980,288   Nations Strategic Growth Fund, Primary A Class...........     12,107
 4,293,628   Nations Value Fund, Primary A Class......................     51,352
                                                                         --------
             TOTAL INVESTMENT COMPANY SECURITIES
               (Cost: $249,872).......................................    244,092
                                                                         --------
             TOTAL INVESTMENTS
               (Cost $249,872*)................................   99.9%   244,092
                                                                         --------
             OTHER ASSETS AND LIABILITIES (NET)................    0.1%
             Receivable for Fund shares sold..........................   $    424
             Dividends receivable.....................................         34
             Payable for Fund shares redeemed.........................        (17)
             Investment advisory fee payable..........................       (144)
             Shareholder servicing and distribution fees payable......        (85)
             Distributions payable....................................        (10)
                                                                         --------
             TOTAL OTHER ASSETS AND LIABILITIES (NET).................        202
                                                                         --------
             NET ASSETS........................................  100.0%  $244,294
                                                                         ========
             Net assets consist of:
             Undistributed net investment income......................   $    493
             Accumulated net realized loss on investments sold........     (9,054)
             Net unrealized depreciation of investments...............     (5,780)
             Paid-in capital..........................................    258,635
                                                                         --------
             NET ASSETS...............................................   $244,294
                                                                         ========


                                                                          VALUE
---------------------------------------------------------------------------------
             PRIMARY A SHARES:
             Net asset value, offering and redemption price per share
               ($195,436,488 / 18,823,676 shares outstanding).........     $10.38
                                                                         ========
             PRIMARY B SHARES:
             Net asset value, offering and redemption price per share
               ($340,068 / 32,709 shares outstanding).................     $10.40
                                                                         ========
             INVESTOR A SHARES:
             Net asset value and redemption price per share
               ($11,343,189 / 1,090,090 shares outstanding)...........     $10.41
                                                                         ========



             Maximum sales charge.....................................      5.75%
             Maximum offering price per share.........................     $11.05



             INVESTOR B SHARES:
             Net asset value and offering price per share&
               ($33,519,229 / 3,225,413 shares outstanding)...........     $10.39
                                                                         ========
             INVESTOR C SHARES:
             Net asset value and offering price per share&
               ($3,655,384 / 348,598 shares outstanding)..............     $10.49
                                                                         ========

---------------

*Federal income tax information (see Note 7).

&The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

NATIONS FUNDS

Nations LifeGoal Income and Growth Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2002


                                                                          VALUE
  SHARES                                                                  (000)
--------------------------------------------------------------------------------
             INVESTMENT COMPANY SECURITIES -- 99.3%
   180,626   Nations Blue Chip Fund, Primary A Class..................   $ 4,655
 1,380,574   Nations Bond Fund, Primary A Class.......................    13,336
   255,625   Nations High Yield Bond Fund, Primary A Class............     2,265
   146,314   Nations International Value Fund, Primary A Class........     2,439
 1,588,650   Nations Short-Term Income Fund, Primary A Class..........    15,601
    94,653   Nations Small Company Fund, Primary A Class..............     1,426
   490,710   Nations Value Fund, Primary A Class......................     5,869
                                                                         -------
             TOTAL INVESTMENT COMPANY SECURITIES
               (Cost: $45,736)........................................    45,591
                                                                         -------
             TOTAL INVESTMENTS
               (Cost $45,736*).................................   99.3%   45,591
                                                                         -------
             OTHER ASSETS AND LIABILITIES (NET)................    0.7%
             Receivable for Fund shares sold..........................   $   383
             Payable for Fund shares redeemed.........................        (5)
             Investment advisory fee payable..........................       (25)
             Shareholder servicing and distribution fees payable......       (34)
             Distributions payable....................................        (8)
                                                                         -------
             TOTAL OTHER ASSETS AND LIABILITIES (NET).................       311
                                                                         -------
             NET ASSETS........................................  100.0%  $45,902
                                                                         =======
             NET ASSETS CONSIST OF:
             Undistributed net investment income......................   $    72
             Accumulated net realized loss on investments sold........      (589)
             Net unrealized depreciation of investments...............      (145)
             Paid-in capital..........................................    46,564
                                                                         -------
             NET ASSETS...............................................   $45,902
                                                                         =======


                                                                          VALUE
--------------------------------------------------------------------------------
             PRIMARY A SHARES:
             Net asset value, offering and redemption price per share
               ($25,905,793 / 2,503,324 shares outstanding)...........    $10.35
                                                                         =======
             INVESTOR A SHARES:
             Net asset value and redemption price per share
               ($4,241,246 / 407,307 shares outstanding)..............    $10.41
                                                                         =======



             Maximum sales charge.....................................     5.75%
             Maximum offering price per share.........................    $11.05



             INVESTOR B SHARES:
             Net asset value and offering price per share&
               ($13,925,927 / 1,337,511 shares outstanding)...........    $10.41
                                                                         =======
             INVESTOR C SHARES:
             Net asset value and offering price per share&
               ($1,828,856 / 176,395 shares outstanding)..............    $10.37
                                                                         =======

---------------

*Federal income tax information (see Note 7).

&The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF OPERATIONS

For the year ended March 31, 2002

                                                                                      LIFEGOAL           LIFEGOAL
                                                                   LIFEGOAL           BALANCED          INCOME AND
                                                                    GROWTH             GROWTH             GROWTH
                                                                  PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                                ----------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends...................................................    $          535     $        7,176     $        1,358
                                                                --------------     --------------     --------------
EXPENSES:
Investment advisory fee.....................................               260                550                 84
Shareholder servicing and distribution fees:
  Primary B Shares..........................................                --*                 2                 --
  Investor A Shares.........................................                33                 17                  7
  Investor B Shares.........................................               214                212                 87
  Investor C Shares.........................................                28                 26                 12
                                                                --------------     --------------     --------------
    Total expenses..........................................               535                807                190
Fees waived by distributor..................................                --*                --*                --
                                                                --------------     --------------     --------------
    Net expenses............................................               535                807                190
                                                                --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................                --*             6,369              1,168
                                                                --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................           (12,883)           (10,391)              (658)
Capital gains distributions received........................             2,402              3,163                263
Net change in unrealized appreciation/(depreciation) of
  investments...............................................            13,863             11,307                317
                                                                --------------     --------------     --------------
Net realized and unrealized gain/(loss) on investments......             3,382              4,079                (78)
                                                                --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $        3,382     $       10,448     $        1,090
                                                                ==============     ==============     ==============

---------------

* Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

                      [This page intentionally left blank]

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                       LIFEGOAL GROWTH                  LIFEGOAL BALANCED                LIFEGOAL INCOME AND
                                          PORTFOLIO                     GROWTH PORTFOLIO                  GROWTH PORTFOLIO
                                -----------------------------     -----------------------------     -----------------------------
                                 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                  3/31/02          3/31/01          3/31/02          3/31/01          3/31/02          3/31/01
                                -------------------------------------------------------------------------------------------------
(IN THOUSANDS)
Net investment
  income/(loss).............    $         --*    $        486     $      6,369     $      6,447     $      1,168     $        653
Net realized gain/(loss) on
  investments...............         (12,883)          (1,957)         (10,391)             825             (658)             (16)
Capital gain distributions
  received..................           2,402            6,171            3,163            6,608              263              354
Net change in unrealized
 appreciation/(depreciation)
  of investments............          13,863          (22,379)          11,307          (18,977)             317             (535)
                                ------------     ------------     ------------     ------------     ------------     ------------
Net increase/(decrease) in
  net assets resulting from
  operations................           3,382          (17,679)          10,448           (5,097)           1,090              456
Distributions to
  shareholders from net
  investment income:
  Primary A Shares..........            (268)            (286)          (5,607)          (5,582)            (762)            (375)
  Primary B Shares..........              --*              --*              (8)             (11)              --               --
  Investor A Shares.........             (35)             (28)            (205)            (110)             (92)             (43)
  Investor B Shares.........              --*              (8)            (471)            (323)            (234)            (167)
  Investor C Shares.........              --*              (2)             (58)             (52)             (33)             (38)
Distributions to
  shareholders from net
  realized gain on
  investments:
  Primary A Shares..........              --           (6,724)          (1,971)          (6,766)             (78)            (184)
  Primary B Shares..........              --               (2)              (3)             (27)              --               --
  Investor A Shares.........              --           (1,133)             (52)            (214)              (8)             (20)
  Investor B Shares.........              --           (2,001)            (161)            (838)             (30)            (100)
  Investor C Shares.........              --             (390)             (19)            (162)              (5)             (25)
Net increase/(decrease) in
  net assets from Portfolio
  share transactions........          28,505           91,185           27,636          206,120           22,828           12,704
                                ------------     ------------     ------------     ------------     ------------     ------------
Net increase/(decrease) in
  net assets................          31,584           62,932           29,529          186,938           22,676           12,208
NET ASSETS:
Beginning of year...........          93,190           30,258          214,765           27,827           23,226           11,018
                                ------------     ------------     ------------     ------------     ------------     ------------
End of year.................    $    124,774     $     93,190     $    244,294     $    214,765     $     45,902     $     23,226
                                ============     ============     ============     ============     ============     ============
Undistributed net investment
income/(loss)/(distributions
  in excess of net
  investment income) at end
  of year...................    $         --     $         --     $        493     $         --     $         72     $         (8)
                                ============     ============     ============     ============     ============     ============

---------------

* Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                      LIFEGOAL GROWTH PORTFOLIO
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2002          MARCH 31, 2001
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   2,150    $ 22,238       6,685    $ 87,435
  Issued as reinvestment of dividends.......................      26         261         563       6,954
  Redeemed..................................................  (1,529)    (15,774)     (1,829)    (23,073)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     647    $  6,725       5,419    $ 71,316
                                                              ======    ========      ======    ========
PRIMARY B SHARES:
  Sold......................................................      --    $     --          --    $     --*
  Issued as reinvestment of dividends.......................      --          --          --*          2
  Redeemed..................................................      --          --          --          --*
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      --    $     --          --*   $      2
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     858    $  8,870         648    $  8,024
  Issued as reinvestment of dividends.......................       3          34          93       1,157
  Redeemed..................................................    (208)     (2,076)        (97)     (1,198)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     653    $  6,828         644    $  7,983
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................   1,677    $ 17,107         850    $ 10,250
  Issued as reinvestment of dividends.......................      --          --         154       1,913
  Redeemed..................................................    (338)     (3,333)       (147)     (1,832)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   1,339    $ 13,774         857    $ 10,331
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................     203    $  2,063         140    $  1,774
  Issued as reinvestment of dividends.......................      --          --          32         390
  Redeemed..................................................     (89)       (885)        (53)       (611)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     114    $  1,178         119    $  1,553
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................   2,753    $ 28,505       7,039    $ 91,185
                                                              ======    ========      ======    ========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                   LIFEGOAL BALANCED GROWTH PORTFOLIO
                                                                  YEAR ENDED               YEAR ENDED
                                                                MARCH 31, 2002           MARCH 31, 2001
                                                              ------------------      --------------------
                                                              SHARES    DOLLARS       SHARES      DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   3,024    $ 30,474       28,132    $ 315,776
  Issued as reinvestment of dividends.......................     742       7,570        1,132       12,345
  Redeemed..................................................  (3,805)    (38,841)     (11,515)    (129,863)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................     (39)   $   (797)      17,749    $ 198,258
                                                              ======    ========      =======    =========
PRIMARY B SHARES:
  Sold......................................................      --    $     --            1    $      13
  Issued as reinvestment of dividends.......................       1          12            4           39
  Redeemed..................................................      --          --           --           --*
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................       1    $     12            5    $      52
                                                              ======    ========      =======    =========
INVESTOR A SHARES:
  Sold......................................................     745    $  7,623          253    $   2,806
  Issued as reinvestment of dividends.......................      24         249           29          322
  Redeemed..................................................     (95)       (966)         (58)        (640)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................     674    $  6,906          224    $   2,488
                                                              ======    ========      =======    =========
INVESTOR B SHARES:
  Sold......................................................   2,238    $ 22,885          610    $   6,711
  Issued as reinvestment of dividends.......................      56         569           95        1,044
  Redeemed..................................................    (390)     (3,952)        (199)      (2,234)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................   1,904    $ 19,502          506    $   5,521
                                                              ======    ========      =======    =========
INVESTOR C SHARES:
  Sold......................................................     240    $  2,482          105    $   1,178
  Issued as reinvestment of dividends.......................       7          74           19          214
  Redeemed..................................................     (53)       (543)        (143)      (1,591)
                                                              ------    --------      -------    ---------
  Net increase/(decrease)...................................     194    $  2,013          (19)   $    (199)
                                                              ======    ========      =======    =========
  Total net increase/(decrease).............................   2,734    $ 27,636       18,465    $ 206,120
                                                              ======    ========      =======    =========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

NATIONS FUNDS

                                                                LIFEGOAL INCOME AND GROWTH PORTFOLIO
                                                                 YEAR ENDED             YEAR ENDED
                                                               MARCH 31, 2002         MARCH 31, 2001
                                                              -----------------      -----------------
                                                              SHARES    DOLLARS      SHARES    DOLLARS
                                                              ----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  1,424     $14,815      1,199     $12,697
  Issued as reinvestment of dividends.......................     82         837         53         559
  Redeemed..................................................   (478)     (4,918)      (222)     (2,375)
                                                              -----     -------      -----     -------
  Net increase/(decrease)...................................  1,028     $10,734      1,030     $10,881
                                                              =====     =======      =====     =======
INVESTOR A SHARES:
  Sold......................................................    331     $ 3,445        101     $ 1,082
  Issued as reinvestment of dividends.......................      9          97          6          59
  Redeemed..................................................    (75)       (787)       (38)       (411)
                                                              -----     -------      -----     -------
  Net increase/(decrease)...................................    265     $ 2,755         69     $   730
                                                              =====     =======      =====     =======
INVESTOR B SHARES:
  Sold......................................................  1,008     $10,505        178     $ 1,890
  Issued as reinvestment of dividends.......................     20         212         20         204
  Redeemed..................................................   (207)     (2,157)      (116)     (1,233)
                                                              -----     -------      -----     -------
  Net increase/(decrease)...................................    821     $ 8,560         82     $   861
                                                              =====     =======      =====     =======
INVESTOR C SHARES:
  Sold......................................................    143     $ 1,484         56     $   601
  Issued as reinvestment of dividends.......................      3          37          6          63
  Redeemed..................................................    (71)       (742)       (41)       (432)
                                                              -----     -------      -----     -------
  Net increase/(decrease)...................................     75     $   779         21     $   232
                                                              =====     =======      =====     =======
  Total net increase/(decrease).............................  2,189     $22,828      1,202     $12,704
                                                              =====     =======      =====     =======

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.


                                                                                         NET INCREASE/
                                                                         NET REALIZED      (DECREASE)
                                            NET ASSET                        AND         IN NET ASSETS    DISTRIBUTIONS
                                              VALUE          NET          UNREALIZED     RESULTING FROM     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON     INVESTMENT      INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS       OPERATIONS        INCOME
                                            ---------------------------------------------------------------------------
LIFEGOAL GROWTH PORTFOLIO
PRIMARY A SHARES
Year ended 3/31/2002#.....................   $10.38        $ 0.03           $ 0.31           $ 0.34          $(0.04)
Year ended 3/31/2001......................    15.50          0.09            (2.29)           (2.20)          (0.07)
Year ended 3/31/2000#.....................    12.15          0.04             3.88             3.92           (0.18)
Year ended 3/31/1999......................    12.49          0.04             0.31             0.35           (0.09)
Year ended 3/31/1998#.....................    10.15          0.08             2.87             2.95           (0.40)
PRIMARY B SHARES
Year ended 3/31/2002#.....................   $10.36        $(0.03)          $ 0.30           $ 0.27          $   --##
Year ended 3/31/2001......................    15.43          0.11            (2.31)           (2.20)          (0.02)
Year ended 3/31/2000#.....................    12.14         (0.02)            3.86             3.84           (0.16)
Year ended 3/31/1999......................    12.49          0.00             0.30             0.30           (0.05)
Period ended 3/31/1998#*..................    12.25          0.01             0.70             0.71           (0.26)
INVESTOR A SHARES
Year ended 3/31/2002#.....................   $10.39        $   --##         $ 0.32           $ 0.32          $(0.03)
Year ended 3/31/2001......................    15.48          0.07            (2.26)           (2.19)          (0.05)
Year ended 3/31/2000#.....................    12.16          0.01             3.87             3.88           (0.17)
Year ended 3/31/1999......................    12.50          0.04             0.30             0.34           (0.08)
Year ended 3/31/1998#.....................    10.15          0.05             2.89             2.94           (0.38)
INVESTOR B SHARES
Year ended 3/31/2002#.....................   $10.23        $(0.07)          $ 0.30           $ 0.23          $   --##
Year ended 3/31/2001......................    15.35          0.02            (2.28)           (2.26)          (0.01)
Year ended 3/31/2000#.....................    12.13         (0.08)            3.84             3.76           (0.15)
Year ended 3/31/1999......................    12.49         (0.06)            0.31             0.25           (0.01)
Period ended 3/31/1998#*..................    11.98         (0.02)            0.99             0.97           (0.25)
INVESTOR C SHARES
Year ended 3/31/2002#.....................   $10.18        $(0.07)          $ 0.29           $ 0.22          $   --##
Year ended 3/31/2001......................    15.30          0.03            (2.29)           (2.26)          (0.01)
Year ended 3/31/2000#.....................    12.09         (0.08)            3.83             3.75           (0.15)
Year ended 3/31/1999......................    12.46         (0.05)            0.30             0.25           (0.02)
Year ended 3/31/1998#.....................    10.15          0.02             2.89             2.87           (0.35)

---------------

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ The Portfolio's expenses do not include the expenses of the underlying funds.

  * LifeGoal Growth Portfolio Primary B and Investor B Shares commenced investment operations on September 19, 1997 and August 12, 1997, respectively.

 # Per share net investment income has been calculated using the monthly average shares method.

 ## Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

NATIONS FUNDS

                                                                                                               WITHOUT WAIVERS
                                                                                                               AND/OR EXPENSE
                                                                                                               REIMBURSEMENTS
                                                                                                               ---------------
                                                                     RATIO OF        RATIO OF                     RATIO OF
DISTRIBUTIONS                   NET ASSET              NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
  FROM NET                        VALUE                  END OF     EXPENSES TO   INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
  REALIZED          TOTAL        END OF      TOTAL       PERIOD     AVERAGE NET     TO AVERAGE     TURNOVER      AVERAGE NET
    GAINS       DISTRIBUTIONS    PERIOD     RETURN++     (000)       ASSETS+++      NET ASSETS       RATE         ASSETS+++
------------------------------------------------------------------------------------------------------------------------------

   $   --          $(0.04)       $10.68        3.30%    $75,284       0.25%            0.25%           33%          0.25%
    (2.85)          (2.92)        10.38     (16.52)      66,504        0.25            0.81            58           0.25
    (0.39)          (0.57)        15.50       32.94      15,265        0.25            0.34           161             --
    (0.60)          (0.69)        12.15        3.04       4,291        0.25            0.46           159             --
    (0.21)          (0.61)        12.49       29.80         289        0.25            0.65            69             --

   $   --          $   --##      $10.63        2.63%    $     7       0.75%           (0.25)%          33%          0.85%
    (2.85)          (2.87)        10.36     (16.64)           7        0.75            0.31            58           0.85
    (0.39)          (0.55)        15.43       32.40           9        0.75           (0.16)          161             --
    (0.60)          (0.65)        12.14        2.58           7        0.75           (0.04)          159             --
    (0.21)          (0.47)        12.49        6.24           6        0.75+           0.15+           69             --

   $   --          $(0.03)       $10.68        3.04%    $16,967       0.50%            0.00%           33%          0.50%
    (2.85)          (2.90)        10.39     (16.50)       9,728        0.50            0.56            58           0.50
    (0.39)          (0.56)        15.48       32.67       4,528        0.50            0.09           161             --
    (0.60)          (0.68)        12.16        2.87       3,404        0.50            0.21           159             --
    (0.21)          (0.59)        12.50       29.68       1,526        0.50            0.40            69             --

   $   --          $   --##      $10.46        2.25%    $29,079       1.25%           (0.75)%          33%          1.25%
    (2.85)          (2.86)        10.23     (17.18)      14,753        1.25           (0.19)           58           1.25
    (0.39)          (0.54)        15.35       31.68       8,972        1.25           (0.66)          161             --
    (0.60)          (0.61)        12.13        2.14       8,531        1.25           (0.54)          159             --
    (0.21)          (0.46)        12.49        8.55       5,829        1.25+          (0.35)+          69             --

   $   --          $   --##      $10.40        2.16%    $ 3,436       1.25%           (0.75)%          33%          1.25%
    (2.85)          (2.86)        10.18     (17.18)       2,198        1.25           (0.19)           58           1.25
    (0.39)          (0.54)        15.30       31.65       1,485        1.25           (0.66)          161             --
    (0.60)          (0.62)        12.09        2.07         473        1.25           (0.54)          159             --
    (0.21)          (0.56)        12.46       28.89         342        1.09           (0.19)           69             --

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.


                                                                                          NET INCREASE/
                                                                                           (DECREASE)
                                            NET ASSET                    NET REALIZED     IN NET ASSETS    DISTRIBUTIONS
                                              VALUE          NET        AND UNREALIZED   RESULTING FROM      FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON     INVESTMENT       INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS       OPERATIONS         INCOME
                                            ----------------------------------------------------------------------------
LIFEGOAL BALANCED GROWTH PORTFOLIO
PRIMARY A SHARES
Year ended 3/31/2002#.....................   $10.33         $0.31           $ 0.16           $ 0.47           $(0.31)
Year ended 3/31/2001......................    11.97          0.44            (0.71)           (0.27)           (0.42)
Year ended 3/31/2000#.....................    10.80          0.36             1.54             1.90            (0.44)
Year ended 3/31/1999......................    10.92          0.26             0.23             0.49            (0.28)
Year ended 3/31/1998#.....................     9.95          0.33             1.74             2.07            (0.60)
PRIMARY B SHARES
Year ended 3/31/2002#.....................   $10.34         $0.26           $ 0.17           $ 0.43           $(0.26)
Year ended 3/31/2001......................    11.99          0.37            (0.70)           (0.33)           (0.37)
Year ended 3/31/2000#.....................    10.82          0.32             1.52             1.84            (0.38)
Year ended 3/31/1999......................    10.94          0.23             0.20             0.43            (0.22)
Period ended 3/31/1998#*..................    10.95          0.16             0.77             0.93            (0.44)
INVESTOR A SHARES
Year ended 3/31/2002#.....................   $10.35         $0.27           $ 0.19           $ 0.46           $(0.29)
Year ended 3/31/2001......................    11.99          0.40            (0.69)           (0.29)           (0.40)
Year ended 3/31/2000#.....................    10.82          0.34             1.53             1.87            (0.41)
Year ended 3/31/1999......................    10.94          0.25             0.21             0.46            (0.25)
Year ended 3/31/1998#.....................     9.95          0.28             1.79             2.07            (0.58)
INVESTOR B SHARES
Year ended 3/31/2002#.....................   $10.35         $0.20           $ 0.17           $ 0.37           $(0.22)
Year ended 3/31/2001......................    12.00          0.32            (0.70)           (0.38)           (0.32)
Year ended 3/31/2000#.....................    10.82          0.26             1.54             1.80            (0.33)
Year ended 3/31/1999......................    10.92          0.17             0.22             0.39            (0.16)
Period ended 3/31/1998#*..................    10.88          0.11             0.87             0.98            (0.44)
INVESTOR C SHARES
Year ended 3/31/2002#.....................   $10.44         $0.20           $ 0.18           $ 0.38           $(0.22)
Year ended 3/31/2001......................    12.09          0.34            (0.73)           (0.39)           (0.31)
Year ended 3/31/2000#.....................    10.92          0.26             1.55             1.81            (0.35)
Year ended 3/31/1999......................    10.92          0.20             0.26             0.46            (0.13)
Year ended 3/31/1998#.....................     9.95          0.23             1.78             2.01            (0.54)

---------------

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ The Portfolio's expenses do not include the expenses of the underlying funds.

  * LifeGoal Balanced Growth Portfolio Primary B and Investor B Shares commenced investment operations on August 4, and August 13, 1997, respectively.

 # Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

NATIONS FUNDS

                                                                                                                 WITHOUT WAIVERS
                                                                                                                 AND/OR EXPENSE
                                                                                                                 REIMBURSEMENTS
                                                                                                                 ---------------
                                                                      RATIO OF         RATIO OF                     RATIO OF
DISTRIBUTIONS                   NET ASSET              NET ASSETS     OPERATING     NET INVESTMENT                  OPERATING
  FROM NET                        VALUE                  END OF      EXPENSES TO    INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
  REALIZED          TOTAL        END OF      TOTAL       PERIOD        AVERAGE        TO AVERAGE     TURNOVER        AVERAGE
    GAINS       DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS+++     NET ASSETS       RATE       NET ASSETS+++
--------------------------------------------------------------------------------------------------------------------------------

   $(0.11)         $(0.42)       $10.38       4.65%     $195,436        0.25%            3.02%          117%          0.25%
    (0.95)          (1.37)        10.33      (2.39)      194,842        0.25             3.69           106           0.25
    (0.29)          (0.73)        11.97      18.34        13,325        0.25             3.37           124             --
    (0.33)          (0.61)        10.80       4.77        14,844        0.25             2.77           121             --
    (0.50)          (1.10)        10.92      21.74           103        0.25             2.87            94             --

   $(0.11)         $(0.37)       $10.40       4.14%     $    340        0.75%            2.52%          117%          0.85%
    (0.95)          (1.32)        10.34      (2.85)          326        0.75             3.19           106           0.85
    (0.29)          (0.67)        11.99      17.73           322        0.75             2.87           124             --
    (0.33)          (0.55)        10.82       4.15           276        0.75             2.27           121             --
    (0.50)          (0.94)        10.94       9.24            26        0.75+            2.37+           94             --

   $(0.11)         $(0.40)       $10.41       4.52%     $ 11,343        0.50%            2.77%          117%          0.50%
    (0.95)          (1.35)        10.35      (2.61)        4,308        0.50             3.44           106           0.50
    (0.29)          (0.70)        11.99      18.03         2,298        0.50             3.12           124             --
    (0.33)          (0.58)        10.82       4.44         1,308        0.50             2.52           121             --
    (0.50)          (1.08)        10.94      21.76           489        0.50             2.62            94             --

   $(0.11)         $(0.33)       $10.39       3.62%     $ 33,519        1.25%            2.02%          117%          1.25%
    (0.95)          (1.27)        10.35      (3.37)       13,676        1.25             2.69           106           1.25
    (0.29)          (0.62)        12.00      17.26         9,789        1.25             2.37           124             --
    (0.33)          (0.49)        10.82       3.78         8,925        1.25             1.77           121             --
    (0.50)          (0.94)        10.92       9.70         4,917        1.25+            1.87+           94             --

   $(0.11)         $(0.33)       $10.49       3.66%     $  3,655        1.25%            2.02%          117%          1.25%
    (0.95)          (1.26)        10.44      (3.43)        1,613        1.25             2.69           106           1.25
    (0.29)          (0.64)        12.09      17.22         2,092        1.25             2.37           124             --
    (0.33)          (0.46)        10.92       4.43           266        1.25             1.77           121             --
    (0.50)          (1.04)        10.92      21.10           737        1.09             2.03            94             --

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                                                                         NET INCREASE/
                                                                                           (DECREASE)
                                            NET ASSET                    NET REALIZED    IN NET ASSETS    DISTRIBUTIONS
                                              VALUE          NET        AND UNREALIZED   RESULTING FROM     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON     INVESTMENT      INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS       OPERATIONS        INCOME
                                            ---------------------------------------------------------------------------
LIFEGOAL INCOME AND GROWTH PORTFOLIO
PRIMARY A SHARES
Year ended 3/31/2002#.....................   $10.37         $0.40           $(0.01)          $0.39           $(0.36)
Year ended 3/31/2001#.....................    10.63          0.52            (0.04)           0.48            (0.50)
Year ended 3/31/2000#.....................    10.86          0.49             0.02            0.51            (0.51)
Year ended 3/31/1999......................    10.70          0.35             0.37            0.72            (0.36)
Year ended 3/31/1998#.....................     9.97          0.43             0.89            1.32            (0.52)
INVESTOR A SHARES
Year ended 3/31/2002#.....................   $10.43         $0.36           $ 0.01           $0.37           $(0.34)
Year ended 3/31/2001#.....................    10.69          0.51            (0.06)           0.45            (0.47)
Year ended 3/31/2000#.....................    10.89          0.48             0.03            0.51            (0.48)
Year ended 3/31/1999......................    10.71          0.36             0.35            0.71            (0.33)
Year ended 3/31/1998#.....................     9.97          0.41             0.89            1.30            (0.49)
INVESTOR B SHARES
Year ended 3/31/2002#.....................   $10.44         $0.29           $   --           $0.29           $(0.27)
Year ended 3/31/2001#.....................    10.70          0.43            (0.06)           0.37            (0.39)
Year ended 3/31/2000#.....................    10.89          0.41             0.03            0.44            (0.40)
Year ended 3/31/1999......................    10.70          0.28             0.35            0.63            (0.24)
Period ended 3/31/1998#*..................    10.51          0.19             0.36            0.55            (0.29)
INVESTOR C SHARES
Year ended 3/31/2002#.....................   $10.40         $0.29           $   --           $0.29           $(0.27)
Year ended 3/31/2001#.....................    10.67          0.43            (0.07)           0.36            (0.39)
Year ended 3/31/2000#.....................    10.90          0.40             0.03            0.43            (0.43)
Year ended 3/31/1999......................    10.70          0.31             0.31            0.62            (0.22)
Year ended 3/31/1998#.....................     9.97          0.36             0.89            1.25            (0.45)

---------------

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ The Portfolio's expenses do not include the expenses of the underlying funds.

  * LifeGoal Income and Growth Portfolio Investor B Shares commenced investment operations on August 7, 1997.

 # Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

NATIONS FUNDS

                                                                                                                 WITHOUT WAIVERS
                                                                                                                 AND/OR EXPENSE
                                                                                                                 REIMBURSEMENTS
                                                                                                                 ---------------
                                                                      RATIO OF         RATIO OF                     RATIO OF
DISTRIBUTIONS                   NET ASSET              NET ASSETS     OPERATING     NET INVESTMENT                  OPERATING
  FROM NET                        VALUE                  END OF      EXPENSES TO    INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
  REALIZED          TOTAL        END OF      TOTAL       PERIOD      AVERAGE NET      TO AVERAGE     TURNOVER      AVERAGE NET
    GAINS       DISTRIBUTIONS    PERIOD     RETURN++     (000)        ASSETS+++       NET ASSETS       RATE         ASSETS+++
--------------------------------------------------------------------------------------------------------------------------------

   $(0.05)         $(0.41)       $10.35       3.83%     $25,906         0.25%            3.81%           37%          0.25%
    (0.24)          (0.74)        10.37       4.60       15,297         0.25             5.05            35           0.25
    (0.23)          (0.74)        10.63       4.91        4,736         0.25             4.78            96           0.25
    (0.20)          (0.56)        10.86       6.98        8,489         0.25             3.99           107           0.25
    (0.07)          (0.59)        10.70      13.56          476         0.25             4.17            64           0.25

   $(0.05)         $(0.39)       $10.41       3.56%     $ 4,241         0.50%            3.56%           37%          0.50%
    (0.24)          (0.71)        10.43       4.33        1,487         0.50             4.80            35           0.50
    (0.23)          (0.71)        10.69       4.93          789         0.50             4.53            96           0.50
    (0.20)          (0.53)        10.89       6.92        1,347         0.50             3.74           107           0.50
    (0.07)          (0.56)        10.71      13.38          126         0.50             3.92            64           0.50

   $(0.05)         $(0.32)       $10.41       2.77%     $13,926         1.25%            2.81%           37%          1.25%
    (0.24)          (0.63)        10.44       3.55        5,391         1.25             4.05            35           1.25
    (0.23)          (0.63)        10.70       4.25        4,645         1.25             3.78            96           1.25
    (0.20)          (0.44)        10.89       6.16        4,806         1.25             2.99           107           1.25
    (0.07)          (0.36)        10.70       5.33        1,212        1.25+             3.17+           64           1.25+

   $(0.05)         $(0.32)       $10.37       2.77%     $ 1,829         1.25%            2.81%           37%          1.25%
    (0.24)          (0.63)        10.40       3.50        1,051         1.25             4.05            35           1.25
    (0.23)          (0.66)        10.67       4.11          848         1.25             3.78            96           1.25
    (0.20)          (0.42)        10.90       6.02          100         1.25             2.99           107           1.25
    (0.07)          (0.52)        10.70      12.83           87         1.09             3.33            64           1.09

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2002, Funds Trust offered eighteen separate Portfolios. These financial statements pertain only to the LifeGoal Portfolios of Funds Trust:
LifeGoal Growth Portfolio, LifeGoal Balanced Growth Portfolio and LifeGoal Income and Growth Portfolio (each a "Portfolio" and collectively, the "Portfolios"). The Portfolios invest in Primary A Shares of other Nations Funds (the "Underlying Funds") distributed by Stephens Inc. ("Stephens") and advised by Banc of America Advisors, LLC ("BA Advisors"). The Portfolios currently offer five classes of shares: Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares and Investor C Shares. Shareholders of a Portfolio have equal voting rights on matters affecting all shareholders of the Portfolio. In addition, each class of shares of a Portfolio has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

Securities valuation: Investments in the Underlying Funds are valued at the net asset value of each Primary A Share of the respective Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Distributions from the Underlying Funds are recorded on the ex-dividend date. Each Portfolio's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid each calendar quarter. Each Portfolio will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions on a Portfolio level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of Funds Trust are allocated to the Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Portfolio or class of shares are charged to such Portfolio or class. In addition, the Portfolios indirectly bear their pro rata share of expenses of the Underlying Funds.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, CO-ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Funds Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with BA Advisors, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BA Advisors provides investment advisory services to the Portfolios. Under the terms of the Investment Advisory Agreement, BA Advisors is entitled to receive an advisory fee, calculated daily and payable monthly, at the maximum annual rate of 0.25% of each Portfolio's average daily net assets and has agreed to bear any and all fees and expenses of the Portfolios (other than the investment advisory fee payable under the Investment Advisory Agreement, taxes, brokerage fees and commissions, extraordinary expenses, and any applicable Rule 12b-1 fees, shareholder servicing fees and/or shareholder administration fees).

NATIONS FUNDS

Funds Trust, on behalf of the Portfolios, has entered into a sub-advisory agreement with BA Advisors and Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.05% of each Portfolio's average daily net assets.

Stephens and BA Advisors serve as co-administrators of Funds Trust. The Bank of New York ("BNY") serves as sub-administrator of Funds Trust pursuant to an agreement with BA Advisors. Stephens and BA Advisors receive no compensation for their services as co-administrators from the Portfolios.

Bank of America serves as custodian of Funds Trust's assets.

BA Advisors may, from time to time, voluntarily reduce its fee payable by each Portfolio. For the year ended March 31, 2002, BA Advisors did not waive any fees.

PFPC Inc. ("PFPC") serves as the transfer agent for the Portfolios' shares. Bank of America serves as sub-transfer agent for the Portfolios' Primary A and Primary B Shares.

Stephens also serves as distributor of the Portfolios' shares. For the year ended March 31, 2002, the Portfolios were informed that the distributor received $601,439 in front-end sales charges for sales of Investor A Shares and $189,109 in contingent deferred sales charges from redemption of shares which were subject to such charges. A substantial portion of these fees were paid to affiliates of Bank of America.

No officer, director or employee of Bank of America, BA Advisors or BACAP, or any affiliate thereof, receives any compensation from Funds Trust for serving as a Director or Officer of Funds Trust.

A significant portion of each Portfolio's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

Funds Trust has adopted a shareholder administration plan for Primary B Shares of each Portfolio and shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Portfolio, and a combined distribution and shareholder servicing plan for the Investor A shares of each Portfolio. The administration plan permits the Portfolios to compensate institutions for shareholder administration services provided to their customers that own Primary B Shares. The shareholder servicing plans permit the Portfolios to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Portfolios to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate, as a percentage of average daily net assets, set from time to time by the Board of Directors, and are charged as expenses of each Portfolio directly to the applicable class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BA Advisors.

For the year ended March 31, 2002, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                         CURRENT
                                           RATE
                                        (AFTER FEE    PLAN
                                         WAIVER)      LIMIT
                                        -------------------
Primary B Shareholder Administration
  Plan................................     0.50%*     0.60%
Investor A Combined Shareholder
  Servicing and Distribution Plan.....     0.25%      0.25%
Investor B and Investor C Shareholder
  Servicing Plans.....................     0.25%      0.25%
Investor B and Investor C Distribution
  Plans...............................     0.75%      0.75%

---------------

 *During the year ended March 31, 2002 and until July 31, 2002
  Stephens has agreed to waive Primary B Shareholder Administration fees as a percentage of each respective Fund's average daily net assets at an annual rate of 0.10%.

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of the Underlying Funds for the year ended March 31, 2002 were as follows:

                                  PURCHASES     SALES
                                    (000)       (000)
                                  ---------------------
Growth..........................  $ 64,953     $ 34,611
Balanced Growth.................   284,855      256,522
Income and Growth...............    35,042       12,373

5.  CAPITAL STOCK

As of March 31, 2002, an unlimited number of shares of beneficial interest without par value were authorized for Funds Trust. Funds Trust's Declarations of Trust authorizes the Board of Trustees to classify or reclassify any

NATIONS FUNDS
authorized, but unissued shares into one or more additional classes or series of shares. See Schedules of capital stock activity.

6.  RISK FACTORS OF THE PORTFOLIOS AND THE UNDERLYING FUNDS

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and possible risks that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund and incur custody and other costs until BA Advisors determines that it is appropriate to dispose of such securities.

The Officers and Directors of Funds Trust also serve as Officers and Trustees/Directors of the Underlying Funds. In addition, BA Advisors and BACAP are wholly-owned subsidiaries of Bank of America. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds a Portfolio invests in may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by BA Advisors. In such event, the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities, and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise have to do so.

These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. BA Advisors, representing the interests of the Underlying Funds, is committed to minimizing the impact of Portfolio transactions on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. BA Advisors may, nevertheless, face conflicts of interest in fulfilling its responsibilities to both the Portfolios and the Underlying Funds.

Investing in the Underlying Funds also presents certain risks. Each of the Underlying Funds may invest in certain specified derivative securities, including but not limited to: interest rate and equity swaps, caps and floors for hedging purposes and to enhance returns; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts and various other investment vehicles, each with inherent risks.

NATIONS FUNDS

7.  INCOME TAXES

Information on the tax components of capital is as follows:

                                                                                   NET TAX UNREALIZED    UNDISTRIBUTED
                                                      GROSS TAX      GROSS TAX       APPRECIATION/      ORDINARY INCOME/
                               COST OF INVESTMENTS    UNREALIZED     UNREALIZED    (DEPRECIATION) ON      (ACCUMULATED
                                FOR TAX PURPOSES     APPRECIATION   DEPRECIATION      INVESTMENTS        ORDINARY LOSS)
FUND                                  (000)             (000)          (000)             (000)               (000)
------------------------------------------------------------------------------------------------------------------------
Growth.......................       $137,192            $1,235        $(14,006)         $(12,771)             $ --
Balanced Growth..............        256,561             2,069         (14,538)          (12,469)              493
Income and Growth............         46,369               264          (1,042)             (778)               80

                                UNDISTRIBUTED
                               LONG-TERM GAINS/
                                 (ACCUMULATED
                                CAPITAL LOSS)
FUND                                (000)
-----------------------------  ----------------
Growth.......................      $(6,339)
Balanced Growth..............       (2,365)
Income and Growth............           36

At March 31, 2002, the following Portfolios had available for federal income tax purposes unused capital losses as follows:

                                                              EXPIRING
                                                              IN 2010
                                                               (000)
----------------------------------------------------------------------
Growth......................................................   $5,673
Balanced Growth.............................................    2,365

For the fiscal year ended March 31, 2002, the following Portfolios elected to defer losses occurring between November 1, 2001 and March 31, 2002 under these rules, as follows:

                                                              CAPITAL LOSSES
                                                                 DEFERRED
FUND                                                              (000)
----------------------------------------------------------------------------
Growth......................................................       $666
Balanced Growth.............................................         --
Income and Growth...........................................         --

Such deferred losses will be treated as arising on the first day of the fiscal year ending March 31, 2002.

The tax composition of dividends (other than return of capital dividends for the year) was as follows:

                                                                              LONG-TERM
                                                          ORDINARY INCOME   CAPITAL GAINS
FUND                                                           (000)            (000)
-----------------------------------------------------------------------------------------
Growth..................................................      $  303           $   --
Balanced Growth.........................................       6,348            2,207
Income and Growth.......................................       1,122              121

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications are due primarily to different book and tax accounting for dividend reclassifications.

8.  CHANGE OF REGISTERED INVESTMENT COMPANY

On June 8, 2001, the LifeGoal Growth Portfolio, LifeGoal Balanced Growth Portfolio and LifeGoal Income and Growth Portfolio, newly established shell portfolios of Funds Trust (the "Successor Portfolios"), acquired the assets and assumed the liabilities of their predecessor portfolios, which were series of Nations LifeGoal Funds, Inc. pursuant to a plan of reorganization approved by each predecessor portfolio's shareholders. The predecessor portfolios had the same name, investment objective and principal investment strategies as the Successor Portfolios. The acquisition was accomplished by a tax-free exchange of shares of the Successor Portfolios in an amount equal to the value of the outstanding shares of the predecessor portfolios. The financial statements of the Successor Portfolios reflect the historical financial results of the predecessor funds prior to the reorganizations.

NATIONS FUNDS

  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND DIRECTORS OF NATIONS FUNDS TRUST

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations LifeGoal Income and Growth Portfolio, Nations LifeGoal Balanced Growth Portfolio and Nations LifeGoal Growth Portfolio (constituting part of Nations Funds Trust, hereafter referred to as the "Portfolios") at March 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 23, 2002

NATIONS FUNDS

  TAX INFORMATION (UNAUDITED)

For the fiscal year ended March 31, 2002, the amount of long-term capital gains designated by Funds Trust were as follows:

FUND                                                            TOTAL
------------------------------------------------------------------------
LifeGoal Balanced Growth Portfolio..........................  $2,207,499
LifeGoal Income and Growth Portfolio........................     120,967

Of the ordinary income (including short-term capital gain) distributions made by Funds Trust during the fiscal year ended March 31, 2002, the following percentages qualify for the dividend received deduction available to corporate shareholders:

LifeGoal Growth Portfolio...................................  100.00%
LifeGoal Balanced Growth Portfolio..........................    5.43%
LifeGoal Income and Growth Portfolio........................    2.99%

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Boards of Trustees/Directors (the "Boards") of Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Nations Funds Trust and Nations Master Investment Trust (the "Companies") oversee their funds to ensure that they are managed and operated in the interests of shareholders. This annual report may relate to Funds of one or more of the Companies. Please see the introduction for the Notes to financial statements for information about which Funds and which Companies are applicable to this annual report. A majority of the Trustees/Directors ("Board Members") are "independent," meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the funds, apart from the personal investments that most Board Members have made in certain of the funds as private individuals. The Board Members bring distinguished backgrounds in government, business, academia and public service to their task of working with Company officers to establish the policies and oversee the activities of the funds. Although all Board Members are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Companies, the independent Board Members have particular responsibilities for assuring that the Companies are managed in the best interests of fund shareholders.

The following table provides basic information about the Board Members and Officers of the Companies. The mailing address of each Board Member is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255. Each Board Member and Officer serves in identical capacities for each Company (except for Mr. Carmichael, who serves in an advisory capacity for certain Companies) and serves an indefinite term, subject to retirement from service as required (pursuant to each Company's retirement policy) at the end of the calendar year in which a Board Member turns 72, provided that any Board Member who served on any of the Boards as of February 22, 2001, and who reached the age of 72 no later than the end of that calendar year, may continue to serve until the end of the calendar year in which such Trustee reaches age 75 and may continue to serve for successive annual periods thereafter upon the vote of a majority of the other Board Members.

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
  WITH THE COMPANIES     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS
William P. Carmichael    Indefinite term;        Senior Managing Director of The      41 (50 others in an
Age: 58                  Board Member since      Succession Fund (a company formed     advisory capacity
Board Member (Nations    1999                    to advise and buy family owned              only)
Funds Trust and                                  companies) from 1998 through
Nations Master                                   April 2001.
Investment Trust only)
William H. Grigg         Indefinite term;        Retired; Chairman Emeritus since             95
Age: 69                  Board Member since      July 1997, Chairman and Chief
Board Member             1991                    Executive Officer through July
                                                 1997 -- Duke Power Co.
Thomas F. Keller         Indefinite term;        R.J. Reynolds Industries                     95
Age: 70                  Board Member since      Professor of Business
Board Member             1991                    Administration, Fuqua School of
                                                 Business, Duke University, since
                                                 July 1974; Dean, Fuqua School of
                                                 Business Europe, Duke University,
                                                 July 1999 through June 2001
Carl E. Mundy, Jr.       Indefinite term;        President and Chief Executive                91
Age: 66                  Board Member since      Officer -- USO from May 1996 to
Board Member             1996                    May 2000; Commandant -- United
                                                 States Marine Corps from July
                                                 1991 to July 1995; Member, Board
                                                 of Advisors to the Comptroller
                                                 General of the United States;
                                                 Chairman, Board of Trustees,
                                                 Marine Corps University
                                                 Foundation;
Dr. Cornelius J. Pings   Indefinite term;        Retired; President, Association              91
Age: 73                  Board Member since      of American Universities through
Board Member             1999                    June 1998.

NAME, AGE AND POSITION
  WITH THE COMPANIES        OTHER DIRECTORSHIPS HELD
----------------------  ---------------------------------
INDEPENDENT BOARD MEMB
William P. Carmichael   Director -- Cobra Electronics
Age: 58                 Corporation (electronic equipment
Board Member (Nations   manufacturer), Opta Food
Funds Trust and         Ingredients, Inc. (food
Nations Master          ingredients manufacturer) and
Investment Trust only)  Golden Rule Insurance Company
                        since May, 1994; Board Member,
                        Nations Funds Family (4
                        registered investment companies)
William H. Grigg        Director, The Shaw Group, Inc.;
Age: 69                 and Director and Vice Chairman,
Board Member            Aegis Insurance Services, Ltd. (a
                        mutual fund insurance company in
                        Bermuda); Board Member, Nations
                        Funds Family (11 registered
                        investment companies)
Thomas F. Keller        Director, Wendy's International,
Age: 70                 Inc. (restaurant operating and
Board Member            franchising); Director, Dimon,
                        Inc. (tobacco); and Director,
                        Biogen, Inc. (pharmaceutical
                        biotechnology); Board Member,
                        Nations Funds Family (11
                        registered investment companies)
Carl E. Mundy, Jr.      Director -- Shering-Plough
Age: 66                 (pharmaceuticals and health care
Board Member            products); General Dynamics
                        Corporation (defense systems);
                        Board Member, Nations Funds
                        Family (7 registered investment
                        companies)

Dr. Cornelius J. Pings  Director, Farmers Group, Inc.
Age: 73                 (insurance company); Board
Board Member            Member, Nations Funds Family (7
                        registered investment companies)

NATIONS FUNDS

  FUND GOVERNANCE (CONTINUED)                                   (UNAUDITED)




NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
  WITH THE COMPANIES     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
Charles B. Walker        Indefinite term;        Vice Chairman and Chief Financial            91
Age: 63                  Board Member since      Officer -- Albemarle Corporation
Board Member             1985                    (chemical manufacturing)
INTERESTED BOARD MEMBERS(1)
Edmund L. Benson, III    Indefinite term;        Director, President and                      91
Age: 65                  Board Member since      Treasurer, Saunders & Benson,
Board Member             1985                    Inc. (insurance)
James B. Sommers         Indefinite term;        Retired                                      91
Age: 63                  Board Member since
Board Member             1997
A. Max Walker            Indefinite term;        Independent Financial Consultant             95
Age: 80                  Board Member since
President, Chairman of   inception
the Boards and Board
Member
Thomas S. Word, Jr.      Indefinite term;        Partner -- McGuire, Woods, Battle            91
Age: 63                  Board Member since      & Boothe LLP (law firm)
Board Member             1985
OTHER OFFICERS
Richard H. Blank, Jr.    Indefinite term;        Senior Vice President since 1998,            N/A
Age: 44                  Secretary since 1993    and Vice President from 1994 to
Stephens Inc.            and Treasurer since     1998 -- Mutual Fund Services,
111 Center Street        1998                    Stephens Inc.; Secretary since
Little Rock, AR 72201                            September 1993 and Treasurer
Secretary and                                    since November 1998 -- Nations
Treasurer                                        Funds Family (7 other registered
                                                 investment companies)

NAME, AGE AND POSITION
  WITH THE COMPANIES        OTHER DIRECTORSHIPS HELD
----------------------  ---------------------------------
Charles B. Walker       Director -- Ethyl Corporation
Age: 63                 (chemical manufacturing); Board
Board Member            Member, Nations Funds Family (7
                        registered investment companies)
INTERESTED BOARD MEMBERS(1)
Edmund L. Benson, III   Director, Insurance Managers Inc.
Age: 65                 (insurance); Board Member,
Board Member            Nations Funds Family (7
                        registered investment companies)
James B. Sommers        Chairman -- Central Piedmont
Age: 63                 Community College Foundation;
Board Member            Director, Board of Commissioners,
                        Charlotte/Mecklenberg Hospital
                        Authority; Trustee, Central
                        Piedmont Community College, Mint
                        Museum of Art; Board Member,
                        Nations Funds Family (7
                        registered investment companies)
A. Max Walker           President, Chairman and Board
Age: 80                 Member, Nations Funds Family (7
President, Chairman of  registered investment companies)
the Boards and Board    Chairman and Board Member,
Member                  Nations Funds Family (4
                        registered investment companies)
Thomas S. Word, Jr.     Director -- Vaughan-Bassett
Age: 63                 Furniture Company, Inc.
Board Member            (furniture); Board Member,
                        Nations Funds Family (7
                        registered investment companies)
OTHER OFFICERS
Richard H. Blank, Jr.   N/A
Age: 44
Stephens Inc.
111 Center Street
Little Rock, AR 72201
Secretary and
Treasurer

---------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BA Advisors. Mr. Sommers own securities of Bank of America Corporation, the parent holding company of BA Advisors. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates. Mr. A. Max Walker is an Interested Board Member by virtue of the fact that he also serves as President of the Companies.

More information about the Board Members is available in the Statement of Additional Information, which is available at no charge from Nations Funds.

THE NATIONS FUNDS FAMILY OF FUNDS


Within each category, the funds
are listed from aggressive to
conservative.

Lower risk/reward potential


SPECIALTY FUNDS

INDEX FUNDS
Nations SmallCap Index Fund
Nations MidCap Index Fund
Nations LargeCap Index Fund
Nations Managed Index Fund

ASSET ALLOCATION PORTFOLIOS
Nations LifeGoal Growth Portfolio
Nations LifeGoal Balanced Growth Portfolio
Nations LifeGoal Income and Growth Portfolio

OTHER SPECIALTIES
Nations Financial Services Fund
Nations Convertible Securities Fund

MONEY MARKET FUNDS

Nations Prime Fund(1)
Nations Cash Reserves
Nations Money Market Reserves
Nations Government Money Market Fund(2)
Nations Government Reserves
Nations Treasury Fund(3)
Nations Treasury Reserves
Nations Tax Exempt Fund(4)
Nations Municipal Reserves
Nations California Tax-Exempt Reserves
Nations New York Tax-Exempt Reserves

FIXED INCOME FUNDS

TAXABLE INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations Bond Fund
Nations Intermediate Bond Fund
Nations Government Securities Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL, GA, MD, NC, SC, TN, TX, VA)(5)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (FL, GA, KS, MD, NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


STOCK FUNDS

GROWTH FUNDS
Nations Small Company Fund
Nations Marsico 21st Century Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Marsico Growth & Income Fund(6)
Nations Aggressive Growth Fund(7)
Nations Capital Growth Fund
Nations Strategic Growth Fund

BLEND FUNDS
Nations Blue Chip Fund(8)
Nations Asset Allocation Fund
Nations Equity Income Fund(9)

VALUE FUNDS
Nations MidCap Value Fund
Nations Value Fund
Nations LargeCap Value Fund
Nations Classic Value Fund

Higher reward/risk potential

INTERNATIONAL/GLOBAL FUNDS

Nations Emerging Markets Fund
Nations Marsico International Opportunities Fund
Nations International Equity Fund
Nations International Value Fund
Nations Global Value Fund

1 Effective May 10, 2002, the fund reorganized into Nations Cash Reserves.
2 Effective May 10, 2002, the fund reorganized into Nations Government Reserves. 3 Effective May 10, 2002, the fund reorganized into Nations Treasury Reserves.
4 Effective May 10, 2002, the fund reorganized into Nations Tax-Exempt Reserves. 5 Effective May 10, 2002, these funds, excluding CA and FL, reorganized into a corresponding intermediate municipal bond fund of the same state which has substantially similar investment objectives and principal investment strategies.
6 Effective May 10, 2002, the fund's name changed to Nations Marsico Growth Fund which better reflects the fund's investment objective and strategies.
7 Effective May 10, 2002, the fund reorganized into Nations Capital Growth Fund. 8 Effective May 10, 2002, the fund reorganized into Nations Strategic Growth
  Fund.
9 Effective May 10, 2002, the fund reorganized into Nations Convertible
  Securities Fund.



LIFEGLAR
220635 (04/02)